                                                                 EXHIBIT (a)(2)

                         FORM OF LETTER OF TRANSMITTAL

                             LETTER OF TRANSMITTAL
                      TO TENDER SHARES OF COMMON STOCK OF

                                POLK AUDIO, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 30, 1999

   THE OFFER, PRORATION AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    EASTERN DAYLIGHT TIME, ON APRIL 30, 1999, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (THE "DEPOSITARY")

            By Mail:                 By Facsimile Transmission:       By Hand/Overnight Delivery:
   40 Wall Street, 46th Floor       (Eligible Institutions Only)       40 Wall Street, 46th Floor
       New York, NY 10005                  (718) 234-5001                     New York, NY
   (Attention: Reorganization                                          (Attention: Reorganization
           Department)                                                        Department)
                                       Confirm by Telephone:
                                           (718) 921-8200
                                       For Information Call:
                                           (718) 921-8200

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

 THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
                                           (SEE INSTRUCTIONS 3 AND 4)
-----------------------------------------------------------------------------------------------------------------
               NAME(S) AND ADDRESS(ES) OF
                  REGISTERED HOLDER(S)
           (PLEASE FILL IN, IF BLANK, EXACTLY
                AS NAME(S) APPEAR(S) ON                                      SHARES TENDERED
                  SHARE CERTIFICATE(S)                            (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF SHARES
                                                                              REPRESENTED BY
                                                         SHARE CERTIFICATE        SHARE         NUMBER OF SHARES
                                                             NUMBER(S)*       CERTIFICATE(S)       TENDERED**
                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                         --------------------------------------------------------

                                                          TOTAL NUMBER
                                                          OF SHARES
-----------------------------------------------------------------------------------------------------------------
       NOTE: IF THE NAME OR ADDRESS ON THE LABEL ABOVE IS NOT CORRECT, PLEASE MAKE ANY NECESSARY CHANGES.
-----------------------------------------------------------------------------------------------------------------
 [ ] CHECK HERE IF ANY OF THE SHARE CERTIFICATES THAT YOU OWN AND WISH TO SURRENDER HAVE BEEN LOST, DESTROYED
     OR STOLEN. (SEE INSTRUCTION 12.)
  *  DOES NOT need to be completed by stockholders tendering shares by book-entry transactions.
 **  Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate are being tendered hereby. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed only if (a) certificates representing Shares (as defined below) are to be forwarded herewith, or (b) a tender of Shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to "The Tender Offer--Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase (as defined below).

     Stockholders who desire to tender Shares pursuant to the Offer (as defined below), but whose Share certificates are not immediately available or who cannot deliver such certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. See Instruction 2.

     [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       ----------------------------------------

         Account Number:
                        -------------------------------------------------------

         Transaction Code Number:
                                 ----------------------------------------------

     [ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
         GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
         FOLLOWING:

         Name(s) of Registered Holder(s):
                                         --------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            -------------------

         Name of Institution that Guaranteed Delivery:
                                                      -------------------------

         Window Ticket Number (if any):
                                       ----------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To American Stock Transfer & Trust Company:

     The undersigned hereby tenders to Polk Audio, Inc., a Maryland corporation (the "Company") the above-described shares of common stock, $0.01 par value per share, of the Company (all such shares from time to time outstanding being, collectively, the "Shares"), pursuant to the Company's offer to purchase up to 860,000 Shares at $12.00 per Share (the "Purchase Price"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 30, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together with the Offer to Purchase, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered hereby, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after March 24, 1999 (collectively, "Distributions") and orders the registration of all such Shares if tendered by Book-Entry transfer and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions (with full knowledge that the Depositary also acts as agent for the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares (ii) present certificates for such Shares and all Distributions for cancellation and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby covenants, represents and warrants to the Company that:

          (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when and to the extent such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of such Shares, and that none of such Shares and Distributions will be subject to any adverse claim;

          (b) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (ii) such tender of Shares complies with Rule 14e-4;

          (c) the undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions;

          (d) in addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by the Company in its sole discretion; and

          (e) the undersigned has read, understands and agrees to all of the terms of the Offer.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, trustees in bankruptcy, successors, assigns and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "The Tender
Offer -- Procedures for Accepting the Offer and Tendering Shares" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Purchase Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Purchase Price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Purchase Price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof, or to order the registration or transfer of any Shares tendered by book-entry transfer, if the Company does not purchase any of the Shares tendered hereby.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 8)

  To be completed ONLY if certificate(s) for Shares not tendered or not purchased and any check for the Purchase Price of Shares are to be issued in a name other than the name(s) of the registered holder(s) appearing above under "Description of Certificates Tendered" or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue check and/or Share Certificate to:

Name
-------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   (ZIP CODE)

-------------------------------------------------------------------------------
               (TAX IDENTIFICATION NO. OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 8)

  To be completed ONLY if certificate(s) for Shares not tendered or not purchased and any check for the Purchase Price of Shares are to be mailed or sent to a name other than to the undersigned or to the address of the registered Share holder(s) appearing above under "Description of Share Certificates Tendered" or, if the box immediately to the left is filled in, other than to the address appearing therein.

Mail or deliver check and/or Share Certificate to:

Name
-------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   (ZIP CODE)

                           (SEE SUBSTITUTE FORM W-9)

                                    ODD LOTS
                              (SEE INSTRUCTION 7.)

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on March 24, 1999 and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

[ ] was the beneficial or record owner of, as of the close of business on March
    24, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
    (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on March 24, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE

           (PLEASE COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

Dated:
        ----------------------------------------

(Must be signed by registered holder(s) exactly as such holder(s) name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

                               (Include Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------

Tax Identification or Social Security No.:
                                          --------------------------------------

                   (See Substitute Form W-9 on Reverse Side)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY

                    FINANCIAL INSTITUTIONS: PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.

Name of Firm:
             -------------------------------------------------------------------
                                 (please print)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (please print)

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

                                                                      (zip code)

Area Code and Telephone Number:
                            ----------------------------------------------------

Dated:
        ----------------------------------------

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS (SEE INSTRUCTION 11)

PAYOR'S NAME:  AMERICAN STOCK TRANSFER & TRUST COMPANY

-----------------------------------------------------------------------------------------------------------------------------

                                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND      ----------------------------
  SUBSTITUTE                      CERTIFY BY SIGNING AND DATING BELOW.                            SOCIAL SECURITY NUMBER
   FORMW-9
                                                                                                            OR
                                                                                               ----------------------------
                                                                                              EMPLOYER IDENTIFICATION NUMBER
                                ---------------------------------------------------------------------------------------------
                           NAME   PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I               PART 3 --
                        ADDRESS   CERTIFY THAT:                                                      AWAITING TIN [ ]
            (NUMBER AND STREET)   (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN (OR I
                                      AM WAITING FOR A NUMBER TO BE ISSUED TO ME) AND                    PART 4 --
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I              EXEMPT [ ]
     (CITY, STATE AND ZIP CODE)       AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT
                                      BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS")
                                      THAT I AM SUBJECT TO REPORT ALL INTEREST OR DIVIDENDS,
                                      OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
                                      SUBJECT TO BACKUP WITHHOLDING.
                                ---------------------------------------------------------------------------------------------

  DEPARTMENT OF THE TREASURY         CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE
  INTERNAL REVENUE SERVICE           BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER
                                     REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY
                                     THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION
  PAYER'S REQUEST FOR                FROM THE IRS STATING THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS
  TAXPAYER IDENTIFICATION            OUT ITEM (2). IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING CHECK THE BOX IN PART 4 ABOVE.
  NUMBER ("TIN")
  CERTIFICATION                      SIGNATURE _____  DATE __________ , 1999
-----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                            THE SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------------
                                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER
     (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE
     INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN
     APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL
     I PROVIDE A NUMBER AND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, SUCH RETAINED
     AMOUNTS SHALL BE REMITTED TO THE IRS AS BACKUP WITHHOLDING.

     -----------------------------------------------------  --------------------------- , 1999
                           Signature                                         Date
--------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee Of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has
(have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery Of Letter Of Transmittal And Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "The Tender
Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined under "The Tender Offer -- Terms of the Offer; Expiration Date" in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under "The Tender
Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and
(iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three AMEX trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased, except as expressly provided in the Offer to Purchase. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders and Unpurchased Shares (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures On Letter Of Transmittal; Stock Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. Odd Lots. As described in "The Tender Offer -- Terms of the Offer; Expiration Date" in the Offer to Purchase, if the Company is to purchase fewer than all Shares properly tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owned, beneficially or of record, as of the close of business on March 24, 1999 and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     8. Special Payment And Delivery Instructions. If a check for the Purchase Price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

     9. Request For Assistance; Additional Copies. If you need assistance in submitting Share Certificates to the Depositary or need additional copies of the Offer to Purchase or this Letter of Transmittal, you may contact the Information Agent or the Dealer Manager at their addresses and telephone numbers listed on the front of this Letter of Transmittal.

     10. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be resolved by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     11. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, check the box in Part 3 marked "Awaiting TIN" and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the box marked "Awaiting TIN" has been checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, check the box in Part 3 marked "Awaiting TIN" and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the box marked "Awaiting TIN" has been checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     12. Lost, Destroyed Or Stolen Certificates. If any certificate representing Shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify either the Depositary or the Transfer Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

     13. Order of Purchase in Event of Proration. Stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax treatment of any gain or loss on the Shares purchased.

     IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY
                 COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                    The Information Agent for the Offer is:
                                [GEORGESON LOGO]
                               Wall Street Plaza
                            New York, New York 10005

                        Banks and Brokers Call Collect:
                                 (212) 440-9800

                             All Others Toll Free:
                                 (800) 223-2064

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

            By Mail:                 By Facsimile Transmission:       By Hand/Overnight Delivery:
   40 Wall Street, 46th Floor       (Eligible Institutions Only)       40 Wall Street, 46th Floor
       New York, NY 10005                  (718) 234-5001                     New York, NY
   (Attention: Reorganization                                          (Attention: Reorganization
           Department)                                                        Department)
                                       Confirm by Telephone:
                                           (718) 921-8200
                                       For Information Call:
                                           (718) 921-8200

                      The Dealer Manager for the Offer is:
                                 [FERRIS LOGO]
                                100 Light Street
                           Baltimore, Maryland 21202
                                 (410) 659-4612